                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          [PREFERRED INCOME FUND LOGO]

                       PREFERRED INCOME FUND INCORPORATED
                      301 E. COLORADO BOULEVARD, SUITE 720
                           PASADENA, CALIFORNIA 91101

            PLEASE HELP US FINISH THE BUSINESS OF OUR ANNUAL MEETING

                                                                  April 22, 1998

TO OUR SHAREHOLDERS:

      Please vote and return the enclosed proxy card so we can wrap up one loose end left over from the Fund's Annual Meeting on April 17, 1998, which has been recessed until May 15, 1998.

      The unresolved issue is management's proposal to put in place "supermajority" protection against attempts to change the Fund's investment objective. The votes received to date have been overwhelmingly in favor, but we have not heard from enough of you. We have YES votes of 48.5% of the outstanding shares, but approval requires more than 50%. Your vote really does matter!

      The idea of the supermajority proposal is to make sure that shareholders can count on three things staying as they are:

      - The Fund's objective is income.
      - The Fund is diversified.
      - The Fund does not attempt to "take over" other companies.

To accomplish these goals, the proposal creates special voting requirements that make it very difficult to change these features of the Fund without widespread support from the directors and shareholders.

      Is the supermajority requirement necessary? Would anyone ever try to change these aspects of the Fund? The cold, hard facts are that it is happening right now in the Fund's sister fund, Preferred Income Management Fund, where a large shareholder is attempting a hostile takeover. If he succeeds, "That would leave the fund's other shareholders in the lurch," according to the Morningstar Mutual Funds report. It would certainly result in a sharp cut in the distributions of income and gains paid out to shareholders.

      We think investors are entitled to know what to expect when they invest. A fund should not change its spots dramatically just because such changes happen to suit someone else's agenda. You can help make sure this is true for the Preferred Income Fund by voting the enclosed proxy card in favor of management's proposal, dating it, and returning it in the envelope provided.

      Please vote today. The meeting will be on May 15, 1998. If you have questions, please call Carl Johns, Fund Investor Relations at 626-795-7300 or MacKenzie Partners, Inc. toll free at 800-322-2885.

      On behalf of your Board of Directors,

                                          Sincerely,

                                          /S/ ROBERT T. FLAHERTY
                                          ROBERT T. FLAHERTY
                                          Chairman of the Board
                                          and Chief Executive Officer

PREFERRED INCOME FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Revised Notice of Annual Meeting and Revised Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.   ELECTION OF DIRECTOR

         FOR ____                           WITHHELD ____

         Nominee:  Robert T. Flaherty


2.   To ratify the selection
     of Coopers & Lybrand L.L.P.
     as independent accountants    FOR  ____     AGAINST  ____     ABSTAIN ___
     for the Fund.

3.   To approve an amendment to
     the Fund's Articles of
     Incorporation.                FOR  ____     AGAINST  ____     ABSTAIN ___

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee, "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund and "FOR" the approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE



                                                    NOTE: Please sign exactly as
                                                    your name appears on this
                                                    Proxy. If joint owners,
                                                    EITHER may sign this Proxy.
                                                    When signing as attorney,
                                                    executor, administrator,
                                                    trustee, guardian or
                                                    corporate officer, please
                                                    give your full title.



Signature: _____________________ Date: ________________
Signature: _____________________ Date: ________________

                    [PREFERRED INCOME OPPORTUNITY FUND LOGO]

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                      301 E. COLORADO BOULEVARD, SUITE 720
                           PASADENA, CALIFORNIA 91101

            PLEASE HELP US FINISH THE BUSINESS OF OUR ANNUAL MEETING

                                                                  April 22, 1998

TO OUR SHAREHOLDERS:

      Please vote and return the enclosed proxy card so we can wrap up one loose end left over from the Fund's Annual Meeting on April 17, 1998, which has been recessed until May 15, 1998.

      The unresolved issue is management's proposal to put in place "supermajority" protection against attempts to change the Fund's investment objective. The votes received to date have been overwhelmingly in favor, but we have not heard from enough of you. We have YES votes of 41.5% of the outstanding shares, but approval requires more than 50%. Your vote really does matter!

      The idea of the supermajority proposal is to make sure that shareholders can count on three things staying as they are:

      - The Fund's objective is income.
      - The Fund is diversified.
      - The Fund does not attempt to "take over" other companies.

To accomplish these goals, the proposal creates special voting requirements that make it very difficult to change these features of the Fund without widespread support from the directors and shareholders.

      Is the supermajority requirement necessary? Would anyone ever try to change these aspects of the Fund? The cold, hard facts are that it is happening right now in the Fund's sister fund, Preferred Income Management Fund, where a large shareholder is attempting a hostile takeover. If he succeeds, "That would leave the fund's other shareholders in the lurch," according to the Morningstar Mutual Funds report. It would certainly result in a sharp cut in the distributions of income and gains paid out to shareholders.

      We think investors are entitled to know what to expect when they invest. A fund should not change its spots dramatically just because such changes happen to suit someone else's agenda. You can help make sure this is true for the Preferred Income Opportunity Fund by voting the enclosed proxy card in favor of management's proposal, dating it, and returning it in the envelope provided.

      Please vote today. The meeting will be on May 15, 1998. If you have questions, please call Carl Johns, Fund Investor Relations at 626-795-7300 or MacKenzie Partners, Inc. toll free at 800-322-2885.

      On behalf of your Board of Directors,

                                          Sincerely,

                                          /S/ ROBERT T. FLAHERTY
                                          ROBERT T. FLAHERTY
                                          Chairman of the Board
                                          and Chief Executive Officer

PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert
T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Revised Notice of Annual Meeting and Revised Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSALS 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.  ELECTION OF DIRECTOR

         FOR ____                           WITHHELD ____

         Nominee:  Robert F. Wulf


2.  To ratify the selection of
    Coopers & Lybrand L.L.P. as
    independent accountants for
    the Fund.                        FOR ____      AGAINST ____    ABSTAIN ____

3.  To approve an amendment to
    the Fund's Articles of
    Incorporation.                   FOR  ____     AGAINST _____   ABSTAIN ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee, "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund and "FOR" the approval of an amendment to the Fund's Articles of Incorporation.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                                                    NOTE: Please sign exactly as
                                                    your name appears on this
                                                    Proxy. If joint owners,
                                                    EITHER may sign this Proxy.
                                                    When signing as attorney,
                                                    executor, administrator,
                                                    trustee, guardian or
                                                    corporate officer, please
                                                    give your full title.



Signature: _____________________ Date: __________________
Signature: _____________________ Date: __________________